
                                                                                                                         EXHIBIT 4.1


COMMON STOCK                                                                                                            COMMON STOCK
                                                             MEDICODE(R)
                                              POWER TO MAKE THE RIGHT DECISIONS(TM)

INCORPORATED UNDER THE LAWS                                                                       SEE REVERSE FOR CERTAIN OPERATIONS
 OF THE STATE OF DELAWARE                                                                          AND A STATEMENT AS TO THE RIGHTS,
                                                                                                      PREFERENCES, PRIVLEDGES AND
                                                                                                         RESTRICTIONS ON SHARES
                                                                                                            CUSIP 584691 10 9


       ______________________________________________________________________________________________________________________
        THIS CERTIFIES THAT







        is the record holder of
       ______________________________________________________________________________________________________________________
                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
                                                          MEDICODE, INC.
        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

            Dated:

              /s/                                                                         /s/ Eugene Santa Catherine
               CHIEF OPERATING OFFICER,                [MEDICODE SEAL APPEARS HERE]
        CHIEF FINANCIAL OFFICER AND SECRETARY                                            CHIEF EXECUTIVE OFFICER AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA, N.A.
        TRANSFER AGENT AND REGISTRAR

BY  /s/ L.M. KAUFMAN
                AUTHORIZED SIGNATURE


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable lows or regulations:

     TEN COM --  as tenants in common                UNIF GIFT MIN ACT -- ........................Custodian........................
     TEN ENT --  as tenants by the entireties                                   (Cust)                             (Minor)
     JT TEN  --  as joint tenants with right of                             Under Uniform Gifts Minors
                 survivorship and not as tenants                            Act....................................
                 in common                                                                  (State)
     COM PROP -- as community property               UNIF TRF MIN ACT --  ........................Custodian (until age.............)
                                                                                (Cust)
                                                                          ........................under Uniform Transfers
                                                                                    (Minor)
                                                                          to Minors Act..................................
                                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _______________________hereby sell, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute end appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


                              X ________________________________________

                              X ________________________________________
                        NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN
                                UPON THE FACE OF THE CERTIFICATE IN EVERY
                                PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-16.